                                                                    Exhibit 99.1



                       Unaudited Financial Statements of

                             INVASION ENERGY INC.

                          Year ended August 31, 2000

                         (Amounts in Canadian Dollars)

INVASION ENERGY INC.
Unaudited Balance Sheet
August 31, 2000

ASSETS
------

Current assets:
 Cash                                        $   375,742
 Accounts receivable                           2,425,299
 Due from a related party                        120,985
 Inventory                                        35,844
 Prepaid expenses and deposits                   344,079
                                             -----------

   Total current assets                        3,301,949

Deferred charges (note 3)                      1,164,329
Property, plant and equipment (note 4)        29,044,820
                                             -----------
                                            $ 33,511,098
                                             ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities:
 Accounts payable and accrued liabilities    $ 2,898,287
 Current portion of loan (note 5)             13,246,332
 Income taxes payable                             47,920
                                             -----------

  Total current liabilities                   16,192,539

Loan (note 5)                                 10,295,000

Provision for site restoration                   284,050

Shareholders' equity:
 Share capital (note 6)                       12,404,017
 Deficit                                      (5,664,508)
                                             -----------
                                               6,739,509
                                             -----------
Commitments (note 9)

                                            $ 33,511,098
                                              ==========


See accompanying notes to financial statements.

INVASION ENERGY INC.
Unaudited Statement of Operations and Deficit
Year ended August 31, 2000

Revenues:
 Petroleum and natural gas, net of royalties           $12,575,489
 Interest income                                            59,298
                                                       -----------
                                                        12,634,787

Expenses:
 Operating                                               6,591,666
 Management fees (note 8)                                  800,000
 General and administrative                                535,700
 Interest (note 8)                                       2,149,508
 Depletion and depreciation                              6,726,122
 Site restoration                                          284,050
 Amortization of deferred financing costs (note 3)       1,164,329
                                                       -----------
                                                        18,251,375
                                                       -----------
Loss before income taxes                                 5,616,588

Income taxes:
 Large Corporations tax                                     47,920
                                                       -----------

Net loss for the year being deficit, end of year       $ 5,664,508
                                                       ===========

Loss per Class B share:
 Basic                                                 $      0.53
                                                       ===========

See accompanying notes to financial statements.

INVASION ENERGY INC.
Unaudited Statement of Cash Flows
Year ended August 31, 2000

Cash provided by (used in):

Operations
 Net loss                                                 $ (5,664,508)
 Items not involving cash:
  Depletion                                                  6,726,122
  Provision for site restoration                               284,050
  Amortization deferred financing expense                    1,164,329
                                                          ------------
   Funds flow from operations                                2,509,993
 Change in non-cash operating working capital items:
  Accounts receivable                                       (2,425,299)
  Prepaid expenses and deposits                               (344,079)
  Inventory                                                    (35,844)
  Accounts payable and accrued liabilities                   2,898,287
  Income taxes payable                                          47,920
                                                          ------------
                                                             2,650,978

Investments:
 Additions to property, plant and equipment                (36,971,498)
 Proceeds on disposal of property, plant and equipment       2,023,034
 Advances to related parties                                  (120,985)
                                                          ------------
                                                           (35,069,449)
Financing:
 Operating loan                                             25,732,712
 Issuance of common shares, net of share issue costs        10,860,159
 Deferred financing costs                                   (2,328,658)
 Redemption of common shares                                (1,470,000)
                                                          ------------
                                                            32,794,213

Increase in cash for the year being cash, end of year     $    375,742
                                                          ============

Funds provided by operations per Class B share:
 Basic                                                    $       0.24
                                                          ============

See accompanying notes to financial statements.

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000

The Company was incorporated as 832715 Alberta Ltd. Under the laws of Alberta on May 28,1999. The Company changed its name to Invasion Energy Inc. and commenced operations September 1, 1999. On September 21, 1999, the Company acquired two producing gas properties. The Company is principally involved in the exploration, development and production of natural gas in Alberta.

1. Basis of presentation:

These financial statements have been prepared on the going concern basis, which assumes realization of assets and liquidation of liabilities in the normal course of business. The application of the going concern concept is dependent on the Company's ability to generate future profitable operations and receive continued financial support in the form of loans and guarantees from its shareholders or obtain external financing. Management is of the opinion that sufficient working capital will be obtained from operations, external financing and/or the sale of interests in certain assets to meet the Company's liabilities and commitments as they become payable. If the going concern assumption were not appropriate, adjustment would be required to certain assets, liabilities, revenue and expenses.

2. Significant accounting policies:

The financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in Canada. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes:
Actual results could differ from those estimates. The financial statements have, in management's opinion, been properly prepared using careful judgment with reasonable limits of materiality and within the framework of the significant policies summarized below:

(a) Property, plant and equipment:

The Company follows the full cost method of accounting for oil and gas operations, whereby all costs of exploring for and developing oil and gas properties and related reserves are capitalized. Such costs include land acquisition costs, cost of drilling both productive and non-productive wells, and geological and geophysical expenses and related overhead.

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000

2.  Significant accounting policies (continued):

(a) Property, plant and equipment (continued):

Capitalized costs, excluding costs relating to unproven properties, are depleted using the unit-of production method based on estimated proven reserves of oil and gas before royalties as determined by independent petroleum engineers. For purposes of the depletion calculation, oil and natural gas reserves and production are converted to equivalent volumes based on relative energy content.

The costs of acquiring and evaluating unproved properties are initially excluded from depletion calculations. These properties are assessed periodically to ascertain whether impairment has occurred. When proved reserves are assigned or the property is considered to be impaired, the cost of the property or the amount of impairment is added to costs subject to depletion.

The Company applies a "ceiling test" to ensure that capitalized costs (net of accumulated depletion) do not exceed the estimated future net revenues from production of proven reserves, at year end prices and costs, less estimated future administrative, site restoration, financing and income taxes.

Substantially all of the Company's oil and gas exploration and development activities are conducted jointly with others and, accordingly, the financial statements reflect only the Company's proportionate interest in such activities.

(b) Future site restoration and abandonment costs:

Site restoration and abandonment costs are provided for over the life of the estimated proven reserves on a unit-of production basis. Costs are estimated each year by management in consultation with the Company's engineers based on current regulations, costs, technology and industry standards. The period charge is expensed and actual site restoration and abandonment expenditures are charged to the accumulated provision account as incurred.

(c) Financial instruments

The Company periodically enters into derivative instrument contracts to manage exposure related to petroleum and natural gas prices and foreign currency exchange rates. Settlement amounts on commodity and foreign currency hedge contracts are recognized in earnings as the related production revenues are recorded.

The carrying value of current assets and current liabilities approximate their fair value due to the relatively short period to maturity of the instruments.

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000


2.  Significant accounting policies (continued):

(d) Income taxes:

The Company follows the tax allocation method of accounting for income taxes. Under this method, deferred income taxes are recorded to the extent that taxable income otherwise determined is adjusted by timing differences.

(e) Earnings and cash flow per share:

Per share amounts are calculated using the weighted average number of shares outstanding during the year.

(f) Flow-through shares:

The resource expenditure deductions for income tax purposes related to exploratory and development activities funded by flow-through share arrangements are renounced to investors in accordance with tax legislation. Petroleum and natural gas properties and share capital are reduced by the estimated value of the renounced tax deductions when the expenditures are incurred.

(g) Inventory:

Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

(h) Measurement uncertainty:

The amounts recorded for depletion and depreciation and the provision for future site restoration costs are based on estimates. The ceiling test calculation is based on such factors as estimates of proved reserves, production rates, petroleum and natural gas prices and future costs. By their nature, these estimates are subject to measurement uncertainty and may impact the financial statements in future years.

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000


3.  Deferred charges:

    Debt issue expense                                           $ 2,328,658
    Amortization                                                  (1,164,329)
                                                                  ----------

                                                                 $ 1,164,329
                                                                 ===========

Deferred charges relating to debt issue are amortized over the life of the loan, being two years.

4.  Property, plant and equipment:
                                                       Accumulated
                                                        Depletion      Net book
                                            Cost    and depreciation     value
                                            ----    ----------------     -----

Petroleum and natural gas properties    $35,770,942    $6,726,122    $29,044,820
                                        ===========    ==========    ===========


Unproven properties in the amount of $541,875 have been excluded from petroleum and natural gas properties for purposes of calculating depletion.

The Company has financed a portion of its exploration and development activities with the proceeds of flow-through share issues. As a result, petroleum and natural gas properties with a carrying value of $570,000 have no cost basis for income tax purposes.

At August 31, 2000 the estimated total future site restoration costs to be accrued over the remaining proven reserves were approximately $1,600,000.

5.  Loan:

The Company entered into a $25,452,000 loan agreement with a shareholder of the Company, to fund the acquisition of certain gas properties. The loan bears interest at 9.44% per annum and matures on September 21, 2001. Annual principal repayments are made quarterly utilizing all Available Cash Flows of the Company, defined by formula in the loan agreement. Management has estimated Available Cash Flows for the year ended August 31, 2001 to be $13,246,332 and accordingly, this amount has been included in current liabilities. The loan is secured by a fixed and floating charge debenture in the amount of $40,000,000 and a general security agreement over all present and future assets (see note 8).

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000


6.  Share capital:

(a) Authorized:

Unlimited number of Class A common shares

Unlimited number of Class B common shares

Unlimited number of Class C non-voting common shares

(b) Issued:

                                                      Number of
                                                       Shares       Amount
                                                       ------       ------

Class A common shares:
 Issued for property acquisition                     1,430,000   $ 1,430,000
 Issued for cash                                        40,000        40,000
 Redeemed for cash                                  (1,470,000)   (1,470,000)

                                                  $          -             -
Class B common shares:
 Issued for cash                                     9,562,788   $ 9,562,788
 Issued for reduction of loan                        2,191,380     2,191,380
 Flow-through shares issued for cash                 1,227,318     1,350,050
 Tax effect of flow-through share expenditures               -      (607,522)
 Share issue costs                                           -       (92,979)
                                                   -----------   -----------
                                                    12,981,486   $12,403,717
                                                  ============   ===========

Weighted average number of Class B common shares outstanding at August 31, 2000 was 10,528,355.
                                                    Number of
                                                     Shares      Amount
                                                     ------      ------
Class C non-voting common shares:
 Issues for cash                                       300      $   300

Pursuant to a Shareholders' Agreement, upon sale of the Company, proceeds of disposition will be allocated to Class B and C shareholders pursuant to a formula contained in the Agreement.

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000

7.  Income taxes:

The provision for income taxes differs from the amount obtained by applying the combined Federal and Provincial income tax rate of 44.6% to income before income taxes. The difference relates to the following items:

Loss before income taxes                             $  (5,664,508)

Statutory income tax rate                                     44.6%

Expected tax provision                                  (2,526,371)

Increase (decrease) resulting from:
 Non-deductible crown charges                            1,010,019
 Federal resource allowance                               (663,518)
 Non-deductible depletion                                   76,796
 Other                                                       2,441
 Unrecognized benefit of losses                          2,100,633
                                                       -----------
                                                      $          -
                                                       ===========


As of August 31, 2000 the Company has, subject to confirmation by income tax authorities, approximately $3,800,000 of non-capital losses, resource pools and undepreciated capital costs in excess of the net book value of property, plant and equipment available to reduce future years income for tax purposes. The potential tax benefit relating to these amounts have not been recognized in the financial statements.

8.  Related party transactions:

During the year, the Company:

(a) was charged $800,000 of management fees by a company controlled by an officer and a director, pursuant to the terms of a Management Services Agreement;

(b) was charged $170,000 of consulting fees by a company controlled by a director;

(c)  was charged $205,000 of consulting fees by a shareholder;

(d)  was charged $252,000 of loan fees by a shareholder;

(e)  borrowed $25,452,000 under a loan facility from a shareholder;

INVASION ENERGY INC.
Notes to Unaudited Financial Statements
Year ended August 31, 2000

8.  Related party transactions (continued):

(f)  was charged $2,149,508 interest expense by a shareholder;

(g) was charged a $500,000 acquisition fee by a company controlled by an officer and director of the Company; and

(h) issued 1,430,000 Class A common shares to company controlled by shareholders of the Company in connection with a property acquisition.

At August 31, 2000, there is $1,669,627 due from a shareholder and $477,557 due to that shareholder. Substantially all the Company's petroleum and natural gas production is sold to a shareholder.

9.  Commitments:

Pursuant to a Management Service Agreement, the Company is committed at August 31, 2000 to pay management fees in an amount calculated on a cost-recovery basis of expenses incurred by a company controlled by an officer and a director of the Company until August 31, 2001.

(a) to supply 16,000 gigajoules (GJ) of natural gas per day until November 1, 2000. The Company receives the AECO "C" Monthly Index less NOVA transportation costs and $0.10/GJ.

(b) to purchase 4,000GJ of natural gas per day until November 1, 2000. The Company will pay the AECO "C" Monthly Index less NOVA transportation costs and $0.015/GJ.

In addition, the Company has the following contracts outstanding at year end:

(a) put option of 5,000GJ of natural gas per day from November 1, 2000 until March 31, 2001 at a strike price of $6.50GJ.

(b) put option of 2,000GJ of natural gas per day from December 1, 2000 until March 31, 2001 at a strike price of $6.50/GJ.